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                                                                    EXHIBIT 23.2


                       Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of NetCommerce, Inc. of our report dated September 8, 2000, relating to the consolidated financial statements, which appear in the Annual Report on Form 10-KSB for the year ended May 31, 2000.



/s/ McKennon, Wilson & Morgan LLP
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Irvine, California
March 13, 2001